                            SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []
Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-12

                        GARTMORE VARIABLE INSURANCE TRUST
                        ---------------------------------
                (Name of Registrant As Specified In Its Charter)

                                       N/A
                                       ---
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee  required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title  of  each  class  of   securities  to  which   transaction   applies:
     _______________________

2)   Aggregate   number   of   securities   to   which   transaction    applies:
     ______________________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________

4)   Proposed maximum aggregate value of transaction: _______________________

5)   Total fee paid: ______________

[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid: ______________________

2)   Form, Schedule or Registration Statement No.: ________________________

3)   Filing Party: _______________________________________

4)   Date Filed: ______________________________________

                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

February __, 2004

Dear Owners of Variable Annuity Contracts or Variable life Insurance Policies:

The enclosed Notice of Special  Meeting and Proxy Statement  describe a proposal to liquidate and dissolve  Nationwide  GVIT Strategic Value Fund and Turner GVIT
Growth Focus Fund (collectively,  the "Funds"),  two separate series of Gartmore
Variable  Insurance  Trust (the  "Trust").  The Board of  Trustees  of the Trust
approved this proposal to liquidate the Funds based upon the  recommendation  of
the  Funds'  investment   adviser,   Gartmore  Mutual  Fund  Capital  Trust  and
distributor,  Gartmore  Distribution  Services,  Inc. The recommendation and the
Board's approval were based on several factors, including:

o    The Funds' failure to attract assets over the life of each Fund;

o    The  addition of  significant  new assets or  investors to the Funds is not likely,  primarily  because  the  Funds no longer  are  widely  offered  as investment  options for new investors within variable annuity  contracts or variable life insurance policies ("variable contracts") written and sold by
     Nationwide Life Insurance  Company or Nationwide Life and Annuity Insurance
     Company (collectively, "Nationwide"); and

o    The current asset size of each Fund prevents its efficient operation;

o    With respect to the Turner GVIT Growth Focus Fund,  such Fund's  historical underperformance.

Shares of the Funds are not offered directly to the public, but instead are sold only to Nationwide and their separate accounts as underlying  investment options for owners of  variable  contracts.  You are  receiving  these  proxy  materials because you own a variable  contract that has some or all of its contract  value allocated to one or both of the Funds.  Please read the enclosed Proxy Statement for additional information.

Sincerely,

/s/ Eric E. Miller
Eric E. Miller
Secretary, Gartmore Variable Insurance Trust

                                      -2-

                                                                     PRELIMINARY

                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the  Shareholders  of Nationwide  GVIT  Strategic  Value Fund and Turner GVIT
Growth Focus Fund, and to the Owners of Variable  Annuity  Contracts or Variable
Life Insurance Policies entitled to give voting instructions to the Shareholders of any of these Funds:

     Notice  is  hereby  given  that a  Special  Meeting  of  Shareholders  (the
"Meeting")  of each of  Nationwide  GVIT  Strategic  Value Fund and Turner  GVIT
Growth  Focus  Fund  (collectively,  the  "Funds"),  each a  separate  series of
Gartmore Variable Insurance Trust, a Massachusetts business trust (the "Trust"), will be held on Thursday,  April 15, 2004,  at 9:00 a.m.,  Eastern time, at 1200
River Road,  Conshohocken,  Pennsylvania 19428. The purpose of the Meeting is to consider and act on the following matters:

1.   With  respect to each of the Funds,  to  approve  the Plan of  Dissolution,
     Liquidation, and Termination; and

2.   To consider and act upon any matters  incidental  to the  foregoing  and to transact  such other  business as may properly  come before the Meeting and any adjournment or adjournments thereof.

     Shares  of the Funds may be  purchased  by  certain  separate  accounts  of
Nationwide  Life  Insurance  Company or  Nationwide  Life and Annuity  Insurance
Company  (collectively,  "Nationwide")  to fund  benefits  payable under certain variable annuity contracts and variable life insurance  policies  (collectively,
"variable  contracts").  Nationwide  hereby  solicits  and agrees to vote at the
Meeting, to the extent required, the shares of the Funds which are held in these separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to other shareholders,  the Trustees of the
Trust are soliciting your votes.

     If you are a shareholder of record at the close of business on February 17,
2004, you may instruct the persons listed on the enclosed proxy card on how your shares in the Fund(s) should be voted.  If you are a variable  contract owner of record at the close of  business  on February  17,

2004,  you have the right to instruct  Nationwide  as to the manner in which the
Fund shares  attributable  to your variable  contract should be voted. To assist you, a voting  instruction form is enclosed.  In addition,  a Proxy Statement is attached to this Notice and  describes the matters to be voted on at the Meeting or any adjournment(s) thereof.

                                                     By Order of the Trustees,

                                                     [signature block here]

February [__], 2004                                  Eric E. Miller, Secretary

                             YOUR VOTE IS IMPORTANT

We urge you to complete,  sign, and return promptly the enclosed proxy or voting instruction form. For your convenience, the enclosed addressed envelope requires no postage.

                                      -2-

                                                                     PRELIMINARY

                                 PROXY STATEMENT

                    FOR A SPECIAL MEETING OF SHAREHOLDERS OF
                    NATIONWIDE GVIT STRATEGIC VALUE FUND AND
                          TURNER GVIT GROWTH FOCUS FUND

                                Two Portfolios of

                        GARTMORE VARIABLE INSURANCE TRUST

                            To be held April 15, 2004

                           GENERAL VOTING INFORMATION

     This Proxy  Statement is furnished in connection  with the  solicitation of proxies by the Trustees of Gartmore  Variable  Insurance  Trust, a Massachusetts
business trust (the "Trust"),  to be voted at a Special  Meeting of Shareholders
(the "Meeting") of Nationwide  GVIT Strategic  Value Fund (the "Strategic  Value
Fund")  and  Turner  GVIT  Growth   Focus  Fund  (the   "Growth   Focus   Fund")
(individually,  a "Fund," and  collectively,  the  "Funds"),  two  portfolios or series of the Trust.  The Meeting will be held at 9:00 a.m.,  Eastern  Time,  on
Thursday, April 15, 2004. The Meeting will be conducted at the Trust's principal executive  offices at 1200 River Road,  Conshohocken,  Pennsylvania  19428.  The
Trustees  have fixed the close of business on February 17,  2004,  as the record date (the "Record  Date") for the  determination  of  shareholders  of the Funds entitled to notice of and to vote at the Meeting.

     This  Proxy  Statement  also is  being  furnished  in  connection  with the solicitation of voting  instructions  by Nationwide  Life Insurance  Company and
Nationwide Life and Annuity Insurance Company (collectively,  "Nationwide") from owners of  certain  variable  annuity  contracts  and  variable  life  insurance policies  (collectively,  "variable  contracts")  having  contract values on the
Record Date allocated to a subaccount of a Nationwide  separate account invested in shares of one or more of the Funds.

     This Proxy Statement,  proxy cards, and voting instructions will be sent to shareholders  and  variable  contract  owners  on or about  February  __,  2004.
Shareholders  of record on the  Record  Date are  entitled  to one vote for each share the shareholders own and a proportionate  fractional vote for any fraction of a share the shareholders own as to each issue on which these shareholders are entitled  to  vote.  The  following  table  sets  forth  the  number  and  class designation of shares of beneficial interest,  without par value (the "Shares"), of each of the Funds that were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting:

   Fund                                              Shares Outstanding
   ----                                              ------------------

   Strategic Value Fund - Class I shares ............  ________
   Growth Focus Fund -    Class I shares.............  ________
                          Class II shares............  ________
                          Class III shares...........  ________

     Only  shareholders  of record at the close of  business  on the Record Date will be entitled to notice of and to vote at the Meeting.  The persons  named as proxies  on the  enclosed  proxy  card(s)  will vote  Shares at the  Meeting  in accordance with the timely  instructions  received from shareholders.  If a duly executed  and dated proxy card is received  that does not specify a choice (for, against, or abstain),  then the persons named as proxies will consider the proxy card's timely  receipt as an instruction to vote "FOR" the proposal to which the proxy card relates.  Shareholders may revoke previously submitted proxies at any time prior to the Meeting by: (i) submitting to the Trust a  subsequently  dated proxy card;  (ii)  delivering to the Trust a written  notice of  revocation;  or
(iii) otherwise  giving notice of revocation at the Meeting.  In all cases,  any action to revoke a proxy must be taken before the authority granted in the proxy card is exercised.

     With respect to the Nationwide separate accounts that hold Shares as of the
Record Date,  Nationwide will vote those Shares at the Meeting, as required,  in accordance with the timely  instructions  received from persons entitled to give voting  instructions  under the  variable  contracts.  To the  extent  required,
Nationwide will vote Shares  attributable  to variable  contracts as to which no voting  instructions  are received in proportion (for,  against,  or abstain) to those for which timely  instructions are received.  If a duly executed and dated voting  instruction  form is  received  that  does not  specify  a choice  (for, against,  or abstain),  Nationwide will consider the voting  instruction  form's timely  receipt as an instruction to vote "FOR" the proposal to which the voting instruction  form  relates.  Variable  contract  owners  may  revoke  previously submitted  voting  instructions  given to  Nationwide  at any time  prior to the
Meeting by: (i) submitting to Nationwide subsequently dated voting instructions;
(ii) delivering to Nationwide a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting.  In all cases,  any action to revoke voting  instructions  must be taken before the  authority  granted in the voting instruction form is exercised.

     THE TRUST WILL  FURNISH,  UPON  REQUEST AND WITHOUT  CHARGE,  A COPY OF THE
TRUST'S MOST RECENT  ANNUAL REPORT TO  SHAREHOLDERS  AND  SEMI-ANNUAL  REPORT TO
SHAREHOLDERS,  WHICH  REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT P.O.
BOX 182205,  COLUMBUS, OHIO 43218-2205,  OR BY CALLING TOLL-FREE (800) 848-0920.
THE ANNUAL REPORT AND  SEMI-ANNUAL  REPORT WILL BE MAILED TO YOU BY  FIRST-CLASS
MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

                                      -2-

     At the  Meeting,  shareholders  will be  voting  separately  by Fund on the proposal  being  considered  as  described  below and in the  Notice of  Special
Meeting (the  "Proposal").  Shareholders of each Fund will vote as a group,  and not by class, on the Proposal.

     The Trust knows of no business,  other than that mentioned in the Proposal, which will be presented for  consideration at the Meeting.  If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance  with their best judgment.  In order to act upon the  Proposal  for a Fund,  a quorum  consisting  of a majority  of the
Shares of that Fund entitled to vote at the Meeting must be present in person or by proxy. If a quorum is present,  but sufficient  votes to approve the Proposal for that Fund are not received, the persons named as proxies may vote to approve the Proposal for the Funds for which sufficient votes have been received and may propose one or more  adjournments of the Meeting to permit further  solicitation of proxies for the Proposal  for the other  Fund(s) for which  sufficient  votes have NOT been received,  provided they  determine  that such an adjournment  and additional solicitation is reasonable and in the best interests of shareholders.

                 PROPOSAL -- TO APPROVE THE PLAN OF DISSOLUTION,
                           LIQUIDATION AND TERMINATION

THE LIQUIDATION IN GENERAL

     Gartmore  Mutual Fund Capital Trust  ("GMFCT"),  investment  adviser to the
Strategic  Value Fund and the  Growth  Focus  Fund,  and  Gartmore  Distribution
Services, Inc. ("GDSI"), the Funds' principal underwriter  (collectively,  "Fund
Management"), recommended to the Board of Trustees that the Strategic Value Fund and the Growth Focus Fund be liquidated and dissolved pursuant to the provisions of the Plan of Dissolution, Liquidation, and Termination (the "Plan"). The Board
of Trustees  approved the Plan at its meeting held on December 5, 2003.  At that meeting,  the Board  determined that an orderly  liquidation of each such Fund's assets was in the best interests of the Fund and its  shareholders.  The Plan, a copy of which is attached to this Proxy  Statement  as Appendix A,  provides for the  complete  liquidation  of all of the  assets of each  Fund.  If the Plan is approved for a Fund by the  requisite  shareholder  vote,  GMFCT and that Fund's subadviser (each, a "Subadviser") will undertake to liquidate that Fund's assets in an orderly  manner at market prices and on such terms and conditions as GMFCT and the  Subadviser  determine to be reasonable and in the best interests of the
Fund and its shareholders.

     The approval and implementation of the Plan for one Fund is not conditioned upon the approval of the Plan by  shareholders of the other Fund. If the Plan is not approved by the  shareholders  of one Fund, the Plan will be implemented for the Fund for which it is approved, and the Board will consider what other action should be taken  with  respect  to the Fund  which did not  receive  shareholder approval.

     Although portions of the Plan are summarized in this Proxy Statement, these summaries are qualified in their entirety by reference to the Plan itself.

                                      -3-

REASONS FOR THE LIQUIDATION

     General The  Strategic  Value Fund and the Growth Focus Fund  currently are two portfolios or series of the Trust.  The  Subadviser for the Strategic  Value
Fund is Strong Capital Management, Inc., and for the Growth Focus Fund is Turner
Investment Partners, Inc.

     Strategic Value Fund The Strategic Value Fund began  operations in November
1997 and,  as of  December  31,  2003,  had net  assets of  approximately  $15.4 million.  In 2000,  the Board of Trustees  was advised by Fund  Management  that
Nationwide  intended to stop offering the Strategic  Value Fund in  Nationwide's variable  insurance products and was going to file for a substitution order with
the  U.S.   Securities  and  Exchange   Commission   (the  "SEC")  to  transfer,
effectively,  all of the contract amounts allocated to the Strategic Value Fund, and the assets represented by these amounts,  to another mutual fund. As of this date,  Nationwide has not yet obtained such an order. As a result, the Trust has determined not to wait any longer for the order in light of the dwindling assets and continued subsidization of expenses. Consequently, contract owners may chose to transfer  out of the Fund up until the date that the Fund is  liquidated  or, alternatively,  a contract owner's investment  remaining in the Fund on the date of  liquidation  will be  transferred  automatically  to the Gartmore GVIT Money
Market Fund.

     Growth Focus Fund The Growth Focus Fund began operations in June 2000, and, as of December 31, 2003, had net assets of approximately $12.5 million. In early
2002,  Fund Management was advised by Nationwide that Nationwide no longer would offer the Growth Focus Fund to new  contract  holders in  Nationwide's  variable insurance products,  thereby effectively  limiting the growth  opportunities for
the  Growth  Focus  Fund.  In  addition,   the  Growth  Focus  Fund's  long-term
performance  generally  has been weak in both  absolute  terms and  relative  to similar  mutual funds.  Finally,  the small asset size of the Fund may not allow for efficient portfolio management. Contract owners may chose to transfer out of the Fund up until  the date that the Fund is  liquidated  or,  alternatively,  a contract  owner's  investment  remaining in the Fund on the date of  liquidation will be transferred automatically to the Gartmore GVIT Money Market Fund.

     Board  Considerations  and  Determinations  At the  December  5, 2003 Board
meeting,  the Board of Trustees  considered the proposal to liquidate the Funds.
In particular,  the Board  considered  each Fund's previous  operating  history, including the Fund's  performance,  and the  historical  and  anticipated  sales activity  of each  Fund,  as well as the  lack of  prospects  for  growth  given
Nationwide's  determination  to stop  offering  the  Funds  within  Nationwide's variable insurance products.

     The  Board  considered  various  alternatives  for  the  Funds,   including
reorganizing  the  Funds  with  other  mutual  funds  with  similar   investment
objectives and focus. The Board acknowledged,  however,  that each Fund's assets were too small to make a merger with other mutual funds realistic because of the costs involved with these  transactions and that the proposed  dissolution would not involve potential adverse tax consequences to contract holders.

                                      -4-

     The Board,  including all of the Trustees who are not "interested  persons"
of the  Trust  (the  "Independent  Trustees")  (as that term is  defined  in the
Investment  Company Act of 1940, as amended (the "1940 Act")),  then unanimously adopted resolutions  approving the Plan,  declaring the proposed liquidation and dissolution  advisable,  and  directing  that  the  Plan  be  submitted  to  the shareholders of the Funds for their consideration.  Pursuant to the terms of the
Plan,  GMFCT,  GDSI,  or one of their  affiliates  will  bear  all of the  costs associated  with the  liquidation  of the  Funds.  These  costs  include  legal, administrative  and accounting  expenses,  and costs associated with the filing, printing, and mailing of these proxy materials.

LIQUIDATION VALUE

     If the Plan is adopted by a Fund's  shareholders at the Meeting, as soon as practicable  the  liquidation  process will commence.  The Fund will sell all of that Fund's portfolio  securities and pay (or make provision for payment of) all of that Fund's known  expenses,  charges,  liabilities,  and other  obligations,
including  those  expenses   incurred  in  connection  with   implementing   the
liquidation, and the payment of ordinary and capital gains dividends. After this process is completed,  each shareholder of Fund, meaning the applicable separate accounts of Nationwide,  will receive a cash  distribution in an amount equal to the net asset value per share,  together  with accrued and unpaid  dividends and distributions,  of the shareholder's  Shares (the  "Liquidation  Distribution").
Such net asset value per share will be determined in accordance  with the Funds'
current  Prospectus and Statement of Additional  Information.  It is anticipated that  Liquidation  Distribution  for each Fund shall be paid to Nationwide which will invest the contract value in the Gartmore GVIT Money Market Fund.

     In addition,  prior to the Liquidation Date,  variable contract owners with contract values  allocated to one or more of the Funds will still be entitled to exchange  out of the  Funds  into  another  fund  (or  funds)  available  in the applicable variable contract prior to liquidation.

TAX CONSEQUENCES

     The Trust  anticipates  that each Fund will retain its  qualification  as a regulated investment company under the Internal Revenue Code of 1986, as amended
(the "Code"), during the liquidation period. Accordingly, any gain recognized by a Fund on sale of its assets  following  the adoption of the Plan will be offset by a deduction for dividends paid to its  shareholders.  No gain or loss will be recognized by contract owners for whose variable  contracts Shares of a Fund are underlying investments.

     The Nationwide  separate  accounts that have Shares of a Fund as underlying investments in their  variable  contracts will not incur tax on any dividends or
Liquidation  Distributions  that may be paid to them by a Fund  pursuant  to the
Plan,  and will not impose any charges under the variable  contracts as a result of the liquidation of a Fund.

     The  foregoing  is only a  summary  of the  principal  federal  income  tax consequences  of the  liquidation  of a Fund and  should not be  considered  tax advice.  There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish

                                      -5-

to consult with your own tax advisers  regarding the federal,  state,  and local tax consequences with respect the foregoing matters and any other considerations that may apply in your particular circumstances.

LIQUIDATION DISTRIBUTION

     At present, the date on which the Strategic Value Fund and the Growth Focus
Fund  will  be  liquidated   and  on  which  each  Fund  will  pay   Liquidation
Distributions  to the applicable  separate  accounts and other  shareholders  is uncertain, but it is anticipated that if the Plan is adopted by the shareholders of each Fund, this liquidation  would occur on April 23, 2004 (the  "Liquidation
Date"). If the Plan is approved, separate accounts holding Fund Shares as of the
close  of  business  on  April  22,  2004,   would  receive  their   Liquidation
Distribution  on  the  Liquidation  Date  and  the  variable   contract  amounts
represented by this Liquidation  Distribution  would be invested in the Gartmore
GVIT Money Market Fund until further instructions  regarding allocation from the contractowners are received.

     The right of a variable  contract  holder to reallocate his or her contract amounts currently  allocated to any of these Funds under the terms of his or her variable  contract  will not be impaired by the proposal to liquidate the assets and dissolve the Funds and the adoption of the Plan. A variable  contract owner, therefore may  reallocate his or her contract  values  allocated to one of these
Funds in accordance  with procedures set forth in applicable  variable  contract and its  prospectus  without the  necessity of waiting for the Funds to take any action.  No variable  contract  will impose any charges in  connection  with the liquidation of the Funds, including any redemption fees.

CONCLUSION

     Approval of the Plan with  respect to each Fund  requires  the  affirmative vote of the holders of a majority of the outstanding Shares of that Fund.

             FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                    FURTHER INFORMATION REGARDING GMFCT, THE
                     SUBADVISERS AND OTHER SERVICE PROVIDERS

     The  Investment  Adviser  GMFCT is a  wholly-owned  subsidiary  of Gartmore
Global  Investments,  Inc. ("GGI"),  which in turn is an indirect,  wholly-owned subsidiary of Gartmore Global Asset Management  Trust ("GGAMT").  Each of GMFCT,
GGI, and GGAMT is located at 1200 River Road, Conshohocken,  Pennsylvania 19428.
GGAMT is  wholly-owned  by  Nationwide  Corporation.  All of the common stock of
Nationwide  Corporation is held by Nationwide  Mutual Insurance  Company (95.3%)
and Nationwide Mutual Fire Insurance  Company (4.7%),  each of which is a mutual company owned by its policy  holders.  The address for each of these entities is
One Nationwide Plaza, Columbus, Ohio 43215.

                                      -6-

     The Subadvisers Strong Capital Management,  Inc., P.O. Box 2936, Milwaukee,
Wisconsin,  53201, serves as the subadviser for the Strategic Value Fund. Turner
Investments  Partners,  Inc.,  1235  West  Lakes  Drive,  Berwyn,   Pennsylvania
19312-2414, serves as the subadviser for the Growth Focus Fund.

     Other Service Providers Certain affiliates of GMFCT provide services to the
Funds  and are  compensated  for  these  services.  Under  the  terms  of a Fund
Administration  Agreement,  Gartmore SA Capital Trust ("GSA"),  1200 River Road,
Conshohocken,  Pennsylvania  19428, a wholly-owned  subsidiary of GGI,  provides various fund  administrative  and  accounting  services to the Funds,  including daily  valuation of the Funds' Shares and  preparation of financial  statements, tax returns, and regulatory reports.

     GDSI,  an  indirect,  wholly-owned  subsidiary  of GGI,  1200  River  Road,
Conshohocken, Pennsylvania 19428, serves as the Funds' principal underwriter. In this capacity as principal  underwriter,  GDSI is available to receive  purchase orders and redemption requests relating to Shares of each of the Funds. As such,
GDSI  receives  fees from the Growth  Focus  Fund  under a Plan of  Distribution adopted  under  Rule  12b-1  of the  1940  Act in  connection  with the sale and distribution  of the  Class  II  Shares  of this  Fund.  In  addition,  Gartmore
Investors Services, Inc. ("GISI"), an indirect,  wholly-owned subsidiary of GSA,
1200 River Road, Conshohocken,  Pennsylvania 19428, serves as transfer agent and dividend disbursing agent for each of the Funds.

                             PRINCIPAL SHAREHOLDERS

     As of February 17, 2004,  to the Trust's  knowledge,  the following are the only persons who had or shared voting or  investment  power over more than 5% of the outstanding Shares of the Funds:

----------------------- ------------------------------- --------------------- ------------------

                        Name and Address                  Number of Shares       Percentage of
           Fund         of Shareholder                  Beneficially Owned/1/     Fund Owned
----------------------- ------------------------------- --------------------- ------------------
Strategic Value Fund -  Nationwide Life Insurance Co.
Class I shares          P.O. Box 182029
                        C/O IPO Portfolio Accounting
                        Columbus, Oh 43218-2029
----------------------- ------------------------------- --------------------- ------------------
Growth Focus Fund -     Nationwide Life Insurance Co.
Class I shares          One Nationwide Plaza
                        Columbus, Oh 43215-2220
----------------------- ------------------------------- --------------------- ------------------
Growth Focus Fund -     Nationwide Life Insurance Co.
Class III shares        P.O. Box 182029
                        C/O IPO Portfolio Accounting
                        Columbus, Oh 43218-2029
----------------------- ------------------------------- --------------------- ------------------

     /1/ As described  above,  Nationwide  will vote these Shares in  accordance with voting  instructions  Nationwide receives in a timely manner from owners of variable contracts.

                                       -7-

     As of February 17, 2004,  the Trustees and executive  officers of the Trust as a group owned less than 1% of the outstanding Shares of any Fund.

                              SHAREHOLDER PROPOSALS

     Because the Trust and the Funds do not hold regular  shareholder  meetings, there currently is no specific date by which shareholder  proposals  intended to be presented at future Meetings of  Shareholders  must be received by the Trust.
However,  a proposal  that is received by the Trust at its  principal  executive offices a  reasonable  time before the Trust  begins to print and mail its proxy materials  for such a meeting will be  considered  for  inclusion in the Trust's
Proxy  Statement  and  form or forms of proxy  card  relating  to such  meeting.
Proposals  received  thereafter  will be  considered  untimely  and  will not be considered for inclusion in these proxy materials.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Funds on the matters  described  in this Proxy  Statement,  the  presence in person or by proxy of shareholders entitled to vote a majority of the Shares of a Fund on the
Proposal at the Meeting  shall  constitute  a quorum for purposes of voting upon the Proposal for that Fund at the Meeting. Abstentions shall be treated as votes present for purposes of  determining  whether a quorum  exists.  For purposes of determining whether the Proposal has been approved for a Fund,  abstentions will have the effect of a vote "against" the Proposal.

     The  rules  of the SEC  require  that  the  Funds  disclose  in this  proxy statement  the effect of "broker  non-votes."  Broker  non-votes  are Shares for which a broker  holding  such  Shares for a  beneficial  owner has not  received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto.  As described  above,  however,  Nationwide,  as the shareholder  of record of all of the Funds'  Shares,  is required to vote Shares attributable  to  variable  contracts  as to which no  voting  instructions  are received in  proportion  (for,  against,  or abstain) to those for which  timely instructions are received by Nationwide. Broker non-votes, therefore, will be so voted by  Nationwide  just as any other  Shares  for which  Nationwide  does not receive voting instructions.

     Shareholders  will not be entitled to any "dissenters'  rights" because the
Funds are series of an open-end  investment  company  registered  under the 1940
Act.  Although no  dissenters'  rights are available,  prior to the  Liquidation
Date, shareholders retain the right to redeem Shares, as described in the Funds'
current prospectuses.

     GMFCT, GDSI, or one of their affiliates,  will bear all costs in connection with the  solicitation  of proxies  from  shareholders  of the Funds.  It is not currently expected that there will be any solicitation other than by mail.

                                      -8-

                                                   By Order of the Trustees

                                                   [signature block]

[February __, 2004]                                Eric E. Miller, Secretary

                                      -9-

                                   APPENDIX A

                PLAN OF DISSOLUTION, LIQUIDATION, AND TERMINATION

                                       OF

                    NATIONWIDE GVIT STRATEGIC VALUE FUND and

                          TURNER GVIT GROWTH FOCUS FUND
                 (each a "Fund" and, collectively, the "Funds")

     Gartmore  Variable  Insurance  Trust, a  Massachusetts  business trust (the
"Trust"), shall proceed to a complete liquidation,  dissolution, and termination of the Funds  according to the procedures set forth in this Plan of Dissolution,
Liquidation,  and  Termination  (the "Plan").  The Plan has been  considered and adopted by the Board of Trustees of the Trust (the  "Board") at its meeting held on December 5, 2003 as being  advisable  and in the best  interests of each Fund and its shareholders.  The Board has directed that this Plan be submitted to the holders of outstanding  voting shares of each Fund (each as  "Shareholder"  and, collectively,  the  "Shareholders")  for the Plan's  adoption or  rejection at a special  meeting of Shareholders of each Fund (the "Meeting") in accordance with
Article III of the Trust's Amended  By-Laws and has authorized the  distribution of proxy statement (the "Proxy  Statement") in connection with the  solicitation of proxies for this  Meeting.  Upon  approval of the Plan by  Shareholders  with respect  to each Fund,  that Fund  shall  voluntarily  dissolve  and  completely liquidate in accordance with the requirements of the Trust's Amended Declaration of Trust,  Massachusetts law as it relates to business trusts,  and the Internal
Revenue Code of 1986, as amended (the "Code"), as follows:

     1. Adoption of Plan. The effective date of the Plan (the "Effective  Date")
with respect to each Fund shall be the date on which the Plan is approved by the
Fund's Shareholders. The adoption of the Plan constitutes the adoption of a plan of complete liquidation within the meaning of Section 331 or 332 of the Code, as the case may be, and the Treasury Regulations thereunder.

     2. Liquidation and Distribution of Assets. As soon as practicable after the
Effective Date and by April [___],  2004, or as soon  thereafter as practicable, depending on market  conditions and consistent  with the terms of the Plan, each
Fund and its  investment  adviser,  Gartmore  Mutual  Fund  Capital  Trust  (the
"Adviser"),  and each Fund's  respective  subadviser shall have the authority to engage  in  those  transactions  as may be  appropriate  for  each  such  Fund's liquidation and dissolution.

     3 Provisions for Liabilities. Each Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any of the  Fund's  known  charges,  taxes,  expenses,  liabilities,  and  obligations, including, without limitation, contingent liabilities, whether due or accrued or anticipated;  with  respect  to such Fund and,  where  applicable,  each  Fund's classes.

     4.  Distribution  to the  Shareholders.  As soon as  practicable  after the
Effective  Date,  each  Fund  shall  liquidate  and  distribute  on the  date of liquidation (the "Liquidation Date") to the

Fund's  respective  Shareholders  all of the  remaining  assets  of that Fund in complete cancellation and redemption of all the outstanding shares of that Fund, except for cash,  bank  deposits,  or cash  equivalents  in an estimated  amount necessary to (i) discharge any unpaid  liabilities  and obligations of that Fund on the Fund's  books on the  Liquidation  Date,  including,  but not limited to, income  dividends and capital gains  distributions,  if any, payable through the
Liquidation  Date,  and (ii) pay or provide for the payment of these  contingent liabilities  as the Board shall  reasonably  deem to exist against the assets of each respective Fund on its books.

     5. Notice of Liquidation.  As soon as practicable after the Effective Date, each Fund shall mail notice to the  appropriate  parties  that the Plan has been approved  by the Board and that  Fund's  Shareholders  and that the Fund will be liquidating  its assets and  dissolving,  to the extent  such notice is required under applicable law.

     6. Amendment to  Declaration  of Trust.  Subject to approval of the Plan by each Fund's  respective  Shareholders  and pursuant to applicable  Massachusetts law,  the Trust's  Amended  Declaration  of Trust shall be amended and the Trust shall  prepare and file any  necessary  documents  or  instruments  with and for acceptance by the Secretary of State of the  Commonwealth of  Massachusetts,  in
each case reflecting the termination of each such Fund.

     7. Amendment or Abandonment of Plan. The Board may modify or amend the Plan at any time without  approval of Shareholders if the Board  determines that such action  would be  advisable  and in the best  interests of a Fund and the Fund's
Shareholders.  If any amendment or modification  appears  necessary,  and in the judgment of the Board will materially and adversely  affect the interests of any
Fund's Shareholders, such an amendment or modification will be submitted to such
Shareholders for approval.  In addition,  the Board may abandon the Plan without approval of Shareholders at any time prior to the Liquidation  Date if the Board determines that abandonment  would be advisable and in the best interests of any
Fund and the Fund's Shareholders.

     8. Powers of Board and  Officers.  The Board and the  officers of the Trust are  authorized to approve such changes to the terms of any of the  transactions referred to herein, to interpret any of the provisions of the Plan, and to make, execute, and deliver such other agreements, conveyances, assignments, transfers, certificates,  and other  documents,  and to take such other action as the Board and the officers of the Trust deem  necessary or desirable in order to carry out the provisions of the Plan and effect the complete  liquidation  and dissolution of each Fund in accordance with the Code, the Amended  Declaration of Trust, and
Massachusetts  law  as  it  relates  to  business  trusts,  including,   without
limitation, withdrawing any state notices of a Fund and/or the Fund's shares and the preparation and filing of any tax returns.

     9.  Termination  of  Business  Operations.  As  soon as  practicable  after approval  of the Plan by each  Fund's  Shareholders,  such Fund  shall  cease to conduct  business  except as shall be  necessary  to  preserve  the value of the
Fund's assets and in connection with the effectuation of the Fund's  liquidation and dissolution pursuant to the Plan.

     10. Expenses.  The expenses of carrying out the terms of the Plan including the costs of preparation,  filing,  printing, and mailing of the proxy materials and all associated  legal costs shall be borne by the Adviser or an affiliate of the Adviser,  whether or not the liquidation and dissolution contemplated by the
Plan is effected.

                                      B-2

     11.  Declaration of a Dividend.  The  consummation of the Plan hereunder is subject to the condition that a distribution  or  distributions  shall have been declared for each Fund,  prior to the Liquidation  Date that,  together with all
previous   distributions,   shall  have  the  effect  of   distributing  to  the
shareholders of such Fund: (i) all of that Fund's net investment  income and all of that Fund's net realized capital gains, if any, for the period from the close of that  Fund's last fiscal year  through  the  Liquidation  Date;  and (ii) any undistributed income and net realized capital gains from any prior period to the extent not otherwise declared for distribution.

                                       B-3

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  Please detach at perforation before mailing.

            VOTING INSTRUCTION CARD           VOTING INSTRUCTION CARD

                        GARTMORE VARIABLE INSURANCE TRUST
                       Special Meeting of Shareholders of
                      Nationwide GVIT Strategic Value Fund

                          TO BE HELD ON APRIL 15, 2004

                        GARTMORE VARIABLE INSURANCE TRUST

This  Instruction  Card is being  solicited  from  holders of  variable  annuity contracts  and/or  variable life insurance  policies  issued by Nationwide  Life
Insurance Company or Nationwide Life and Annuity Insurance Company (collectively
"Nationwide")  who have specified that a portion of their  investment  under the contracts or policies be allocated to the Nationwide  GVIT Strategic  Value Fund
(the "Fund"), a series of Gartmore Variable Insurance Trust.

The   undersigned   contract/policyholder,    revoking   all   previous   voting
instructions,  hereby,  instructs  Nationwide to vote the shares attributable to the  undersigned's  interest with respect to the Fund as directed on the reverse side at the  Special  Meeting of  Shareholders  of the Fund on April 15, 2004 at
9:00 a.m.,  Eastern time, or at any  adjournment  thereof (the  "Meeting").  The undersigned,  by  completing  this Form,  does hereby  authorize  Nationwide  to exercise its  discretion in voting upon such other business as may properly come before the Meeting.

The shares of the Fund  represented  by this  Instruction  Card,  when  properly executed,  will be voted by  Nationwide  in the  manner  directed  herein by the
undersigned.   If  no  direction  is  given,  the  shares  represented  by  this
Instruction Card will be voted in proportion to the shares of the Fund for which voting  instructions  have been timely received from holders of variable annuity contracts or variable life insurance policies participating in the Fund.

Please  complete,  sign, date and return this  Instruction  Card promptly in the enclosed envelope.

                    ______________________________
                    Signature(s) (if held jointly)

                    Date _________________, 2004

                    NOTE:  Please  sign  exactly  as your name  appears  on this
                    Instruction  Card. If joint owners,  each should sign.  When signing as executor, trustee, etc., give full title as such.

                            (Please see reverse side)

Please  fill in the box(es) as shown using black or blue ink or number 2 pencil.
|X| PLEASE DO NOT USE FINE POINT PENS.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY
                  Please detach at perforation before mailing.

The trustees recommend that shareholders vote to approve the following proposal:

1.   Approval of a Plan of Dissolution, Liquidation and Termination of the Fund.

                 FOR |_|        AGAINST |_|         ABSTAIN |_|

2.   To grant the  proxyholders  the  authority to vote upon any other  business that may properly come before the Meeting.

                FOR |_|        AGAINST |_|         ABSTAIN |_|

Number  of  shares  of the  Fund to  which  you  are  entitled  to  give  voting instructions:________.

                             YOUR VOTE IS IMPORTANT!

Please  complete,  sign, date and return this  Instruction  Card promptly in the enclosed  envelope.  No postage is required if mailed in the United  States.  In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in providing voting instructions promptly.

                                  FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Fund Name]
[Shares Held]

                        GARTMORE VARIABLE INSURANCE TRUST

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      NATIONWIDE GVIT STRATEGIC VALUE FUND

                           SOLICITED ON BEHALF OF THE
             BOARD OF TRUSTEES OF GARTMORE VARIABLE INSURANCE TRUST

The undersigned hereby appoints Mary Fran Ennis and William Baltrus, and each of them,  as  proxies  of the  undersigned,  each  with  the  power  to  appoint  a substitute,  for the Special  Meeting of  Shareholders  of the  Nationwide  GVIT
Strategic  Value Fund (the  "Fund"),  a series of  Gartmore  Variable  Insurance
Trust,  to be held at 9:00 a.m.,  Eastern time, on April 15, 2004, at 1200 River
Road, Conshohocken,  Pennsylvania 19428, and at any and all adjournments thereof
(the "Meeting"),  to vote, as designated  below, all shares of the Fund, held by the undersigned at the close of business on February 17, 2004. Capitalized terms used  without  definition  have the meanings  given to them in the  accompanying proxy statement.

A signed proxy will be voted in favor of the  Proposals  listed below unless you have  specified  otherwise.  Please  sign,  date and return  this  proxy  ballot promptly.  You may vote  only if you  held  shares  in the Fund at the  close of business on February 17, 2004. Your signature  authorizes the proxies to vote in their  discretion on such other business as may properly come before the Meeting including,  without  limitation,  all  matters  incident  to the  conduct of the
Meeting.

Please vote by filling in the boxes below.

The trustees recommend that shareholders vote to approve the following proposal:

1.   Approval of a Plan of Dissolution, Liquidation and Termination of the Fund.

                     FOR |_|        AGAINST |_|         ABSTAIN |_|

2.   To grant the  proxyholders  the  authority to vote upon any other  business that may properly come before the Meeting.

                    FOR |_|        AGAINST |_|         ABSTAIN |_|

Dated:_________________________________________________________________, 2004
         [Shareholder Name]

Dated:_________________________________________________________________, 2004

         [Signature(s) (if held jointly)]

When shares are registered jointly in the names of two or more persons, ALL must sign.  Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator,  custodian, guardian or corporate officer, please give your full title.

Please  complete,  sign,  date and return this proxy  promptly  in the  enclosed envelope. No postage is required if mailed in the United States.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  Please detach at perforation before mailing.

            VOTING INSTRUCTION CARD           VOTING INSTRUCTION CARD

                        GARTMORE VARIABLE INSURANCE TRUST
                       Special Meeting of Shareholders of
                          Turner GVIT Growth Focus Fund

                          TO BE HELD ON APRIL 15, 2004

                        GARTMORE VARIABLE INSURANCE TRUST

This  Instruction  Card is being  solicited  from  holders of  variable  annuity contracts  and/or  variable life insurance  policies  issued by Nationwide  Life
Insurance Company or Nationwide Life and Annuity Insurance company (collectively
"Nationwide")  who have specified that a portion of their  investment  under the contracts  or policies be  allocated  to the Turner GVIT Growth  Focus Fund (the
"Fund"), a series of Gartmore Variable Insurance Trust.

The   undersigned   contract/policyholder,    revoking   all   previous   voting
instructions,  hereby,  instructs  Nationwide to vote the shares attributable to the  undersigned's  interest with respect to the Fund as directed on the reverse side at the  Special  Meeting of  Shareholders  of the Fund on April 15, 2004 at
9:00 a.m.,  Eastern time, or at any  adjournment  thereof (the  "Meeting").  The undersigned,  by  completing  this Form,  does hereby  authorize  Nationwide  to exercise its  discretion in voting upon such other business as may properly come before the Meeting.

The shares of the Fund  represented  by this  Instruction  Card,  when  properly executed,  will be voted by  Nationwide  in the  manner  directed  herein by the
undersigned.   If  no  direction  is  given,  the  shares  represented  by  this
Instruction Card will be voted in proportion to the shares of the Fund for which voting  instructions  have been timely received from holders of variable annuity contracts or variable life insurance policies participating in the Fund.

Please  complete,  sign, date and return this  Instruction  Card promptly in the enclosed envelope.

                    ______________________________
                    Signature(s) (if held jointly)

                    Date _________________, 2004

                    NOTE:  Please  sign  exactly  as your name  appears  on this
                    Instruction  Card. If joint owners,  each should sign.  When signing as executor, trustee, etc., give full title as such.

                            (Please see reverse side)

Please  fill in the box(es) as shown using black or blue ink or number 2 pencil.
|X| PLEASE DO NOT USE FINE POINT PENS.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY
                  Please detach at perforation before mailing.

The trustees recommend that shareholders vote to approve the following proposal:

1.   Approval of a Plan of Dissolution, Liquidation and Termination of the Fund.

                 FOR |_|        AGAINST |_|         ABSTAIN |_|

2.   To grant the  proxyholders  the  authority to vote upon any other  business that may properly come before the Meeting.

                FOR |_|        AGAINST |_|         ABSTAIN |_|

Number  of  shares  of the  Fund to  which  you  are  entitled  to  give  voting instructions:________.

                             YOUR VOTE IS IMPORTANT!

Please  complete,  sign, date and return this  Instruction  Card promptly in the enclosed  envelope.  No postage is required if mailed in the United  States.  In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in providing voting instructions promptly.

                                  FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Fund Name]
[Shares Held]

                        GARTMORE VARIABLE INSURANCE TRUST

                       SPECIAL MEETING OF SHAREHOLDERS OF
                          Turner GVIT Growth Focus Fund

                           SOLICITED ON BEHALF OF THE
             BOARD OF TRUSTEES OF GARTMORE VARIABLE INSURANCE TRUST

The undersigned hereby appoints Mary Fran Ennis and William Baltrus, and each of them,  as  proxies  of the  undersigned,  each  with  the  power  to  appoint  a substitute,  for the Special  Meeting of  Shareholders of the Turner GVIT Growth
Focus Fund (the "Fund"),  a series of Gartmore  Variable  Insurance Trust, to be held at 9:00  a.m.,  Eastern  time,  on April  15,  2004,  at 1200  River  Road,
Conshohocken,  Pennsylvania 19428, and at any and all adjournments  thereof (the
"Meeting"),  to vote, as designated  below,  all shares of the Fund, held by the undersigned  at the close of business on February  17, 2004.  Capitalized  terms used  without  definition  have the meanings  given to them in the  accompanying proxy statement.

A signed proxy will be voted in favor of the  Proposals  listed below unless you have  specified  otherwise.  Please  sign,  date and return  this  proxy  ballot promptly.  You may vote  only if you  held  shares  in the Fund at the  close of business on February 17, 2004. Your signature  authorizes the proxies to vote in their  discretion on such other business as may properly come before the Meeting including,  without  limitation,  all  matters  incident  to the  conduct of the
Meeting.

Please vote by filling in the boxes below.

The trustees recommend that shareholders vote to approve the following proposal:

1.   Approval of a Plan of Dissolution, Liquidation and Termination of the Fund.

                     FOR |_|        AGAINST |_|         ABSTAIN |_|

2.   To grant the  proxyholders  the  authority to vote upon any other  business that may properly come before the Meeting.

                    FOR |_|        AGAINST |_|         ABSTAIN |_|

Dated:_________________________________________________________________, 2004
         [Shareholder Name]

Dated:_________________________________________________________________, 2004

         [Signature(s) (if held jointly)]

When shares are registered jointly in the names of two or more persons, ALL must sign.  Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator,  custodian, guardian or corporate officer, please give your full title.

Please  complete,  sign,  date and return this proxy  promptly  in the  enclosed envelope. No postage is required if mailed in the United States.